SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  May 4, 2004


                               CHISTE CORPORATION
             (Exact name of registrant as specified in its charter)


NEVADA             000-032065        86-0965692
State or other     Commission File   I.R.S. Employer
jurisdiction of    Number            Identification No.
incorporation or
organization


                       936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963
                            -------------------------
        (Address of Registrant's Principal Executive Offices) (Zip Code)


                                 (772) 231-7544
                                 --------------
              (Registrant's telephone number, including area code)


                           Dyna-Cam Engine Corporation
                         14647 S. 50th Street, Suite 130
                             Phoenix, AZ 85044-6475
                             ----------------------
          (Former name or former address, if changed since last report)

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     Information included in this Current Report on Form 8-K ("Current Report") may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On May 4, 2004, Chiste Corporation (the "Company") sold to Keating Reverse Merger Fund, LLC ("KRM") an aggregate of 800,000 shares of its common stock, adjusted for a 1-for-50 reverse stock split (the "Reverse Split") which is to be effective as of May 14, 2004 (the "Shares") at a price of $0.10 per share for a total purchase price of $80,000. Concurrently, KRM purchased from Aztore Holdings, Inc. ("Aztore") certain secured notes (the "Secured Notes") for a purchase price of $360,000, which KRM immediately converted into 6,645,000 Shares. Under the agreement with KRM, Chiste and/or its Board of Directors agreed to the following undertakings:

     - File an Information Statement pursuant to Rule 14(f)(1) with the Securities and Exchange Commission;

     - Accept the resignation of Lanny R. Lang as Chief Financial Officer, Secretary and Treasurer and as a member of the Board of Directors effective May 4, 2004.

     - Immediately appoint Kevin R. Keating as the Company's Secretary effective May 4, 2004 and his successor upon the effectiveness of his resignation;

     - Accept the resignation of Michael S. Williams as our President to be effective upon the filing of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004

     - Upon compliance with Rule 14(f) (1), appoint Kevin R. Keating as a member of the Company's Board of Directors, and concurrently accept Mr. Williams' resignation from his position as a member of the Board of Directors.

     As of the date of this Current Report and as a result of the aforementioned transactions, KRM owns 7,445,000 Shares, or 89.6%, Aztore owns 599,693 Shares, or 7.2%, and our other shareholders own 267,631 Shares, or 3.2%.

     Concurrently with this change of control, Chiste moved its principal offices to 936A Beachland Blvd., Suite 13, Vero Beach, FL 32963.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company regarding the beneficial ownership of our Shares, as of the date of this Current Report, by (a) each beneficial owner of more than five percent of our Shares;
(b) each of our directors and executive officers; and (c) all of our directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to the shares shown.

TITLE OF CLASS NAME AND ADDRESS OF BENEFICIAL OWNER   AMOUNT AND        Percent of
                                                      NATURE OF         Class (1)
                                                      BENEFICIAL OWNER
Common Stock   Keating Reverse Merger Fund, LLC (2)   7,445,000 shares  89.6%
               5251 DTC Parkway, Suite 1090
               Greenwood Village, CO 80111

Common Stock   Kevin R. Keating                       -0- shares        0%
               5251 DTC Parkway, Suite 1090
               Greenwood Village, CO 80111

Common Stock   Aztore Holdings, Inc. (3)              599,693 shares    7.2%
               14647 S. 50th Street, Suite 130
               Phoenix, AZ 85044-6475

Common Stock   Michael S. Williams (4)                599,693 shares    7.2%
               14647 S. 50th Street, Suite 130
               Phoenix, AZ 85044-6475

Common Stock   All directors and named executive      599,693 shares    7.2%
               officers as a group (2 persons)

     (1) Amounts and percentages are based on a total of 8,312,324 Shares outstanding, which includes an estimated 2,500 shares to be issued upon request in accordance with rounding requirements under the Reverse Split. Amounts and percentages exclude 245,000 Shares issued to an unrelated creditor which holds a liability with conversion rights. These rights are triggered by the $80,000 KRM purchase. The holder of this liability has agreed to convert after closing of the transactions.

     (2) Amounts and percentages include 800,000 Shares purchased directly from the Company and 6,645,000 Shares received upon conversion of the Secured Notes purchased from Aztore.

     (3) Amounts and percentages include 559,693 Shares held by Aztore and 40,000 Shares held by Chasseur Holdings, Inc. ("Chasseur") Aztore owns controlling interest in Chasseur and is deemed through this ownership to have voting control of all Shares held by Chasseur.

     (4) Amounts and percentages include 559,693 Shares held by Aztore and 40,000 Shares held by Chasseur. Mr. Williams is the Chief Executive Officer and Chief Portfolio Officer of Aztore and Chasseur. Mr. Williams is deemed through his direct and indirect ownership of Aztore and Chasseur to have voting control of all Shares held by these companies. Mr. Williams disclaims any ownership other than as beneficially held through their direct and indirect ownership of Aztore and Chasseur.

     We believe that all persons have full voting and investment power with respect to the Shares. Under the rules of the Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares a power to vote or to direct the voting of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which the person has the right to acquire within 60 days, such as warrants or options to purchase shares of common stock.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

     Not Applicable

(b) Pro forma financial information.

     Not Applicable

(c) Exhibits.

10.1 Securities Purchase Agreement dated May 4, 2004 by and among Keating Reverse Merger Fund LLC as Buyer, Chiste Corporation and Aztore Holdings, Inc., as Selling Noteholder.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              CHISTE CORPORATION


                                                     By: /s/ Michael S. Williams
                                                     ---------------------------
                                                     Michael S. Williams
                                                     President and Sole Director


Dated: May 6, 2004